Exhibit 10.6

PROMISSORY NOTE

SECURED TRANCHE E NOTE

February 22, 2011
$2,700,000

This Secured Tranche E Note is executed and delivered pursuant to the terms of that certain Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated as of January 24, 2011 (as amended, supplemented, or otherwise modified from time to time, the “Plan”) as approved by the United States Bankruptcy Court for the Southern District of New York pursuant to that certain Confirmation Order, dated as of February 8, 2011 (the “Confirmation Order”).  Capitalized terms not otherwise defined herein or in the Security Agreement (as defined herein) shall have the meanings provided in the Plan.

Definitions

“Consolidated EBITDA” means, with respect to any period, an amount determined for the Obligors on a consolidated basis equal to: (a) the Consolidated Net Income for such period, plus (b) to the extent taken into account in calculating Consolidated Net Income, (i) depreciation and amortization for such period, plus (ii) interest expense for such period, plus (iii) income taxes for such period, plus (iv) other non-cash or non-recurring charges for such period, minus (c) to the extent taken into account in calculating Consolidated Net Income, (i) other non-cash or non-recurring items to the extent such items increase the Consolidated Net Income for such period, plus (ii) interest income.

“Consolidated Excess Cash Flow” means, with respect to any period, an amount, which shall not be less than zero, determined for the Obligors on a consolidated basis equal to: (a) the sum, without duplication, of the amounts for such period of (i) Consolidated EBITDA, plus (ii) cash interest income, plus (iii) other non-ordinary course cash income deducted in the calculation of Consolidated EBITDA, plus (iv) the Working Capital Adjustment, minus (b) the sum, without duplication, of the amounts for such period of (i) capital expenditures, plus (ii) cash interest expense, plus (iii) income taxes, plus (iv) principal repayments on any indebtedness.

“Consolidated Net Income” means the aggregate of the net income (loss) of the Obligors for such period (excluding to the extent included therein any extraordinary and/or one time or unusual and non-recurring gains or losses) after deducting all charges which should be deducted before arriving at the net income (loss) for such period and, without duplication, after deducting the taxes for such period, all as determined in accordance with GAAP.

“Current Assets” means as at any date of determination, the total assets of such Obligors on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and cash equivalents.

“Current Liabilities” means as at any date of determination, the total liabilities of such Obligors on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

“Exit Credit Facility” shall mean that certain Secured Exit Credit Agreement by and between Mengnu and the Debtors dated February 22, 2011

“Measurement Period” means, any of the following periods: May 29, 2011 through November 26, 2011, November 27, 2011 through May 26, 2012 and May 27, 2012 through November 24, 2012.

 “Working Capital” means, as at any date of determination, the excess or deficiency of Current Assets less Current Liabilities.

“Working Capital Adjustment” means, for any period of determination, the Working Capital as of the beginning of such period less the Working Capital as of the end of such period.

FOR VALUE RECEIVED, JENNIFER CONVERTIBLES, INC., a Delaware corporation, and all of its subsidiaries1 (the “Obligors”), hereby unconditionally promise to pay in immediately available funds to the order of HAINING MENGNU GROUP CO. LTD. (“Mengnu”), in respect of the Exit Credit Facility, at such place that Mengnu may from time to time designate to the Obligors in writing:

(i)      the principal sum of two million seven hundred thousand dollars ($2,700,000) on February 22, 2013; and

(ii)      interest on the principal amount of this Secured Tranche E Note at 3 ½% per annum, payable in four equal installments, the first of which shall be on August 22, 2011, the second of which shall be on February 22, 2012, the third of which shall be on August 22, 2012, and the fourth of which shall be on February 22, 2013.  All interest shall be computed on the basis of a year of three hundred and sixty-five (365) days and the actual number of days, including the first day but excluding the last day, elapsed.

In the event there shall be Consolidated Excess Cash Flow for any Measurement Period, the Obligors shall, no later than 60 days after the end of such Measurement Period, prepay the Tranche E Note in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow; provided that notwithstanding anything to the contrary in this paragraph, the Obligors shall not be required to make that portion of a prepayment hereunder to the extent that such prepayment would cause the average amount of cash and cash equivalents of the Obligors over the prior two months of such Measurement Period (excluding (i) any restricted cash and (ii) any cash held with the stores or truckers, subject to a maximum of $500,000) to be less than $3,000,000. For the avoidance of doubt, with respect to any Measurement Period, the average amount of cash and cash equivalents of the Obligors over the prior two months shall be calculated by averaging the amount of cash and cash equivalents of the Obligors on (i) the last day of such Measurement Period, (ii) the last day of Obligors’ accounting month end for month prior to the end of such Measurement Period and (iii) the last day of Obligors’ accounting month end for second month prior to the end of such Measurement Period.

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1	Hartsdale Convertibles, Inc. will only be an Obligor up to an amount equal to the value of its inventory at any given point in time.

This Secured Tranche E Note is secured by liens granted pursuant to that certain Security Agreement, dated as of February 22, 2011 (the “Security Agreement”), is entitled to the benefits of the Security Agreement, the Plan and the Confirmation Order and is subject to all of the agreements, terms and conditions therein contained.  The provisions of the Security Agreement are fully incorporated herein.

If an Event of Default under of the Security Agreement shall occur, then this Secured Tranche E Note shall become due and payable when the conditions for exercising remedies upon default in section 10 of the Security Agreement have been fulfilled, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.  Mengnu shall at all times have the right to waive or rescind the payment acceleration and reinstate the terns of the Secured Tranche E Note.

Upon receipt of evidence reasonably satisfactory to the Obligors of the loss, theft, destruction or mutilation of this Secured Tranche E Note, the Obligors will issue a new Secured Tranche E Note, of like tenor and amount.

This Secured Tranche E Note may not be transferred except in compliance with the terms and provisions of the Security Agreement.

Obligors (i) expressly waive diligence, demand, presentment, protest and notice of any kind, and (ii) agree that it will not be necessary for Mengnu to first institute suit in order to enforce payment of this Secured Tranche E Note.  The pleading of any statute of limitations as a defense to any demand against Obligors is expressly hereby waived.  Mengnu shall not be required to resort to any collateral for payment, but may proceed against the Obligors, or any of its affiliates or any endorsers hereof in such order and manner as Mengnu may choose.  None of the rights of Mengnu shall be waived or diminished by any failure or delay in the exercise thereof.

This Note is subject to that certain subordination and intercreditor agreement by and between Mengnu (as defined therein) and the Jennifer Convertibles Litigation Trust, dated February 22, 2011.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SECURED TRANCHE E NOTE AND ANY DISPUTES ARISING IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE OBLIGORS IRREVOCABLY CONSENT AND SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES ANY OBJECTION BASED ON VENUE WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER OR WITH RESPECT TO THIS SECURED TRANCHE E NOTE.  THE OBLIGORS HEREBY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO ENFORCE THIS SECURED TRANCHE E NOTE OR ANY AMENDMENT THERETO OR ANY ACTION BROUGHT TO ENFORCE PAYMENT OF ANY OBLIGATIONS OWING TO MENGNU.

JENNIFER CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER CONVERTIBLES BOYLSTON MA, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

ELEGANT LIVING-MANAGEMENT, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT III, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER PURCHASING CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT II CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT V, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NATICK CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NICOLE CONVERTIBLES, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

WASHINGTON HEIGHTS CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

HARTSDALE CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President